Winning in the 5G Era Raj Talluri, SVP & GM of Mobile Business Unit May 2020 ©2020 Micron Technology, Inc. All rights reserved. Information, products, and/or specifications are subject to change without notice. All information is provided on an “AS IS” basis without warranties of any kind. Statements regarding products, including statements regarding product features, availability, functionality, or compatibility, are provided for informational purposes only and do not modify the warranty, if any, applicable to any product. Drawings may not be to scale. Micron, the Micron orbit logo, the M orbit logo, Intelligence Accelerated™, and other Micron trademarks are the property of Micron Technology, Inc. All other trademarks are the property of their respective owners. 1

Safe Harbor Statement During the course of this meeting, we may make projections or other forward-looking statements regarding future events or the future financial performance of the Company and the industry. We wish to caution you that such statements are predictions and that actual events or results may differ materially. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s most recent Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause the actual results for the Company to differ materially from those contained in our projections or forward- looking statements. These certain factors can be found at http://www.micron.com/certainfactors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We are under no duty to update any of the forward-looking statements after the date of the presentation to conform these statements to actual results. 2

Raj Talluri SVP, Mobile Business Unit GM  ▪ 25 years of semiconductor industry experience prior to Micron ▪ 9 years at Qualcomm ▪ 16 years at Texas Instruments ▪ Ph.D. in electrical engineering from the University of Texas in Austin 3

Agenda 5G Opportunity MBU Strategy MBU Results 4

5G Opportunity 5

5G Presents a Huge Opportunity 10x+ Change in Proliferation of Mobile Unit Mobile Content Network Connected Growth Catalyst Growth Driver Performance Devices 6

4G 5G 20x faster download speed 4G 5G Download a full-length HD movie in seconds 1Gbps 20Gbps Media-rich experiences: streaming HD and 360° Magnitude videos or mobile AR and VR any time, anywhere of Change Is Unlike 10x lower latency 4G 5G Real-time multi-player cloud gaming 10ms 1ms including VR/AR with no lag Anything Data streams from trillions of connected devices can be managed, and low latency allows real time robotic Before control 10x density of devices/km2 4G 5G Enabling the internet-of-things 100K 1M Increased connection density for a large number of devices that sense, meter and monitor 7 Download speed, latency, and device density numbers represent peak values for fully mature 4G and 5G

5G Will Connect Everything Mobile Edge Automotive Industrial IoT Networking Datacenter New memory and 5G speeds & V2X Enables real time data 20x more 5G Enterprise and cloud storage solutions connectivity feed with <1ms latency, infrastructure datacenters grow enhance real-time on-board AI for supporting highly peak throughput memory and storage gaming and video- autonomous driving, dense deployments drives memory and to handle mobile streaming traffic management with up to 1M storage density connections experiences and infotainment connections per km2 8

5G Enables Streaming Video Everywhere 8K live streaming, VR-enabled content, AR map, AR education and multi- channel broadcasting offering alternative viewing angles 5G streaming video everywhere is data-heavy and requires: Speed ▪ Faster download to enable 4K (eventually 8K) streaming ▪ Faster data processing required ▪ Higher memory density and bandwidth Capacity ▪ Support more devices and more data-intensive video ▪ Fuel increased video consumption  ▪ Spurs smartphone replacement demand and aspiration for more storage capacity Latency ▪ No-lag video and immediate initiation of any download requests ▪ Faster data caching required ▪ Faster memory with lower latency 9

5G Use Cases Will Drive Content Growth

Mobile Segment	5G Use Cases	4G to 5G Content Growth (2020)			
Flagship	▪ 100MP+ snapshots ▪ 8K video capture/playback ▪ Multitasking + 5G upload ▪ Desktop-level gaming	DRAM NAND	6GB+ 128/256	→	8GB+ 256/512GB
High-End	▪ 64MP+ snapshots ▪ 4K video capture/playback ▪ Multitasking + 5G upload ▪ Gaming	DRAM NAND	6GB+ 128GB	→	8GB+ 128/256GB
Mid-to Low-End	▪ 48MP+ snapshots ▪ 2K video capture/playback ▪ Gaming	DRAM NAND	2/4GB 32/64GB	→	6GB+ 64/128GB

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5G Is a Catalyst for Mobile Unit Growth ~450M 5G unit shipments forecasted for 2021 Slightly negative due to slowing 5G-driven resumption of replacement cycle and COVID-19 smartphone replacement 2016 to 2020 2021 to 2024 (Before) (After) 11 Sources: Micron, IDC

5G Will 2019-2022 Mobile Industry Bit CAGR Forecast Drive Strong Mobile Bit ~15% Growth DRAM ~30% NAND 12 Sources: Micron, IDC

MBU Strategy 13

Micron Is Well-Positioned to Win in 5G Era Technology & Team Execution Product Leadership 14

Mobile Manufacturing Sites Customer Collaboration Sites Europe China South Korea United States Japan Taiwan India Global Team and Singapore Footprint Enables Close Malaysia Collaboration With Customers and Partners 15

Industry’s Best Talent Organized to drive product and customer success Chipset System & architecture Qualification optimization OEM Application performance Qualification Enhance end-user experience Carrier Qualification Expertise from silicon to Go-to market coordination Collaboration across the customer systems across Micron ecosystem Experts in applications, trends and Align product and engineering roadmaps Validated architectural solutions solution architectures Optimize supply allocation across Proven hardware interoperability In-depth understanding of application customers architecture to device level 16

The New Micron Is Rapidly Improving Execution More mobile industry firsts, enhancing our customer value proposition Product FY18 FY19 FY20 LPDDR5 1x nm LPDDR4 1z nm LPDDR4x 1st to support 6400Mbps speed Memory Lagged industry by 1+ years 1st to ramp in mobile and 12Gb monolithic die UFS2.1 UFS3.0 UFS3.1 Storage Lagged industry by 1+ years Caught up with 2.1, missed 3.0 In line with market launch uMCP5 MCPs uMCP4 1st to deliver uMCP5 samples Limited portfolio Caught up, full portfolio support featuring LPDDR5 and UFS3.1 17

Redefining the End-User Complete Experience ▪ AI & machine learning Mobile ▪ Rapid high-resolution photo/video capture ▪ Longer battery life Mobile Portfolio  ▪ Shorter app launch times ▪ Multitasking capability Tech & Qualified with all major chipsets LP5 Power Consumption Memory 8k Video Recording Product (lower = better) LPDDR5, LPDDR4x 1.6X Leadership Storage Solutions UFS3.1, UFS2.x, eMMC 1.0X 1.3X 0.8X1.0X Multichip Packages (MCPs) uMCP5, uMCP4x, eMCP4x Competition Micron Competition refers to LP5 products 18 offered by our industry competitors

MBU Results 19

Mobile Business Unit Results Gaining in Market Share Strong Cross-Cycle High-Value Opportunity Profitability Solutions 20

Strong Revenue Growth Outpacing the Industry Mobile Revenue Growth Micron MBU Revenues CY16 to CY19 104% $5.6B $2.8B 28% CY16 CY19 Industry Micron Sources: Micron, Yole 21 Micron CY16 MBU revenues represents sum of FQ2-16 through FQ1-17 Micron CY19 MBU revenues represents sum of FQ2-19 through FQ1-20

Gaining in Mobile High-Value Solutions Micron’s mobile high- High value solutions make up the value solution revenue majority of the mobile market. more than tripled 2019 Industry TAM ~$39bn from 2016 to 2019, 9% 33% outpacing the industry. Mobile Mobile Component Discrete NAND DRAM We have more 58% opportunity ahead. Mobile High-Value Solutions Mobile High-value solutions are defined as MCP plus managed discrete NAND 22 Source: Micron

50% 45% MBU 40% OpM% 35% Strong 30% FY16 to FY19 = 33% 25% Cross-Cycle 20% Profitability 15% 10% FY16-FY19 5% 0% FY-16 FY-17 FY-18 FY-19 23 33% represents the aggregate FY16 to FY19 MBU operating profits divided by revenue for the period

Winning in the 5G Era 5G is Micron & MBU Our business transformational are positioned results continue to win to improve 24

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